AMENDMENT No. 4 to AMENDED AND RESTATED CREDIT, SECURITY AND GUARANTY AGREEMENT
This AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT, SECURITY AND GUARANTY AGREEMENT (this “Agreement”) is made as of this 7th day of May, 2020, by and among WRIGHT MEDICAL GROUP N.V., a public limited liability company organized and existing under the laws of the Netherlands with its corporate seat (statutaire zetel) in Amsterdam and registered with the Dutch trade register under number 34250781, as a Guarantor (“Parent”), WRIGHT MEDICAL GROUP, INC., a Delaware corporation (“Wright”), each of the direct and indirect Subsidiaries of Parent set forth on the signature pages hereto (individually as a “Borrower”, and collectively with Wright, the “Borrowers”), MIDCAP FUNDING IV TRUST, a Delaware statutory trust, individually as a Lender, and as Agent (in such capacity, together with its successors and assigns, “Agent”) and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.
RECITALS
A.Agent, Lenders, Parent and Borrowers have entered into that certain Amended and Restated Credit, Security and Guaranty Agreement, dated as of May 7, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, including by that certain Limited Consent and Amendment No. 1 to Amended and Restated Credit, Security and Guaranty Agreement, dated as of August 24, 2018, that certain Limited Consent to Amended and Restated Credit, Security and Guaranty Agreement, dated as of November 16, 2018, that certain Omnibus Limited Consent and Amendment No. 2 to Amended and Restated Credit, Security and Guaranty Agreement and Amendment No. 5 to Pledge Agreement, dated as of December 10, 2018, and that certain Amendment No. 3 to Amended and Restated Credit, Security and Guaranty Agreement, dated as of February 25, 2019, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended hereby, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrowers in the amounts and manner set forth in the Credit Agreement.
B.Parent and the Borrowers have requested that Agent and the Lenders amend certain terms of the Existing Credit Agreement to, among other things, (i) revise certain existing financial covenants, (ii) add an additional minimum liquidity covenant and (iii) increase the Prepayment Fee payable in connection with the Term Loans and, on and subject to the conditions and terms set forth herein, Agent and the Lenders have agreed to so amend the Existing Credit Agreement as more fully set forth and subject to the terms and conditions herein.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, the Lenders, Parent and Borrowers hereby agree as follows:
1.Defined Terms; Recitals. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto). The Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement.

2.Amendments to the Existing Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the satisfaction of the conditions set forth in Section 4 hereof, the Existing Credit Agreement is hereby amended as follows:
(a)The definition of “Term Loan Tranche 2 Commitment Termination Date” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
““Term Loan Tranche 2 Commitment Termination Date” means December 31, 2020.”

(b)Section 2.2(i) of the Existing Credit Agreement is hereby amended by replacing the words “one percent (1.00%)” with the words “one and one-quarter percent (1.25%)”.
(c)Section 6.1 of the Existing Credit Agreement is hereby amended by adding the new defined term in alphabetical order therein:
““Total Liquidity” means, as of any date of determination, the sum of (i) the Revolving Loan Availability, plus (ii) the amount of Term Loan Commitments still available to be drawn by the Borrowers pursuant to Section 2.1(a)(i) (clauses (i) and (ii), collectively, “Undrawn Availability”) plus (iii) the aggregate cash and cash equivalents held by the Parent and its Consolidated Subsidiaries (taken as a whole) minus any cash and cash equivalents held in Deposit Accounts of the Credit Parties described in clauses (i), (iv) or (vii) of the definition of Excluded Accounts.”

(d)The definition of “Consolidated Liquidity” in Section 6.1 of the Existing Credit Agreement is hereby amended by replacing the reference to “clauses (i) or (iv) of the definition of Excluded Accounts” with a reference to “clauses (i), (iv) or (vii) of the definition of Excluded Accounts”.
(e)The introduction to Section 6.2 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“Section 6.2    Minimum Net Revenue. Credit Parties shall not permit Net Revenue for any applicable Defined Period (as tested on the last day of such Defined Period other than the Defined Periods ending June 28, 2020, September 27, 2020 and December 27, 2020, for which Credit Parties are not subject to any minimum Net Revenue requirement):”
(f)Section 6.2 of the Existing Credit Agreement is hereby amended by:
(i)amending clause (c) thereof by replacing the words “clause (c) above” with the words “clause (b) above”;
(ii)amending and restating clause (d) thereof in its entirety as follows:
“(d) ending after December 27, 2020 to be less than the greater of (i) an amount equal to eighty percent (80%) of Borrowers’ projected Net Revenue for the applicable

Defined Period as set forth in the board-approved projections most recently delivered to Agent in accordance with Section 4.1 and (ii) $736,000,000”; and

(iii)adding the following paragraph to the end thereof:
“Notwithstanding anything herein to the contrary, for purposes of calculating the Minimum Net Revenue for (i) the Defined Period ending March 28, 2021, Net Revenue shall be measured as Net Revenue for the fiscal quarter period ending on such date multiplied by four (4), (ii) the Defined Period ending June 27, 2021, Net Revenue shall be measured as Net Revenue for the two (2) fiscal quarter period ending on such date multiplied by two (2) and (iii) the Defined Period ending September 26, 2021, Net Revenue shall be measured as Net Revenue for the three (3) fiscal quarter period ending on such date multiplied by four-thirds (4/3).”

(g)Section 6.3 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“Section 6.3    Cash Requirements.

(a)
Credit Parties shall not permit, (i) at any time during the period commencing on May 7, 2020 and ending on December 27, 2020, Credit Party Liquidity to be less than sixty percent (60%) of Consolidated Liquidity and (ii) at any time on or after December 28, 2020, Credit Party Liquidity to be less than fifty percent (50%) of Consolidated Liquidity; and

(b)
Credit Parties shall not permit, at any time during the period commencing on May 7, 2020 and ending on May 15, 2021, (i) Total Liquidity to be less than $100,000,000 or (ii) Undrawn Availability to be less than $50,000,000.”

(h)Section 6.4 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“Section 6.4    Adjusted EBITDA. Until all Term Loan Commitments have been terminated or expired and all Term Loans made to the Borrowers hereunder and all Obligations in respect thereof (other than contingent obligations not yet due and payable) have been indefeasibly paid in full in cash, Credit Parties shall not permit Adjusted EBITDA for any applicable Defined Period (as tested on the last day of such Defined Period other than the Defined Periods ending June 28, 2020, September 27, 2020 and December 27, 2020, for which Credit Parties are not subject to any minimum Adjusted EBITDA requirement) to be less than $60,000,000. Notwithstanding anything herein to the contrary, for purposes of calculating the Adjusted EBITDA for (i) the Defined Period ending March 28, 2021, Adjusted EBITDA shall be measured as Adjusted EBITDA for the fiscal quarter period ending on such date multiplied by four (4), (ii) the Defined Period ending June 27, 2021, Adjusted EBITDA shall be measured as Adjusted EBITDA for the two (2) fiscal quarter period ending on such date multiplied by two (2) and (iii) the Defined Period ending September 26, 2021, Adjusted EBITDA shall be measured as Adjusted EBITDA for the three (3) fiscal quarter period ending on such date multiplied by four-thirds (4/3).”

(i)Schedule 2.1 of the Existing Credit Agreement is hereby replaced in its entirety with the Schedule 2.1 attached hereto as Annex A.
3.Representations and Warranties. Each Credit Party hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Credit Party as of the date hereof, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier in the text of such representation or warranty).
4.Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions have been satisfied, as determined by Agent in its reasonable discretion:
(a)The Agent shall have received (including by way of facsimile or other electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Agreement from each Credit Party, the Agent and the Lenders;
(b)all representations and warranties of the Credit Parties contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier in the text of such representation or warranty) (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof); and
(c)both immediately before and after giving effect to this Agreement, no Default or Event of Default shall have occurred and be continuing or result therefrom.
5. [Reserved].
6.Costs and Fees. Parent and Borrowers shall be responsible for the payment of all reasonable, documented and invoiced out-of-pocket costs and fees of Agent’s counsel incurred in connection with the preparation, negotiation, execution and delivery of this Agreement and any related Financing Documents.
7.No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a modification or waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

8.Reaffirmation. Except as specifically amended pursuant to the terms hereof, each Credit Party hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Credit Party. Each Credit Party covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions. Each Credit Party confirms and agrees that all security interests and Liens granted to Agent continue in full force and effect, and all Collateral remains free and clear of any Liens, other than those granted to Agent and Permitted Liens.
9.Miscellaneous.
(a)Reference to the Effect on the Credit Agreement and Financing Documents. On and after the date hereof, (i) this Agreement shall constitute a “Financing Document” under and as defined in the Credit Agreement and the other Financing Documents and (ii) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Agreement.
(b)Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 13.8 (Governing Law; Submission to Jurisdiction) and Section 13.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.
(c)Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
(d)Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.
(e)Entire Agreement.    This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
(f)Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
(g)Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement of the day and year first hereinabove set forth.

AGENT:	MIDCAP FUNDING IV TRUST,
as Agent

By:     Apollo Capital Management, L.P.,
its investment manager

By:    Apollo Capital Management GP, LLC,
its general partner

By: /s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory

LENDERS:	MIDCAP FUNDING IV TRUST,
as a Lender

By:     Apollo Capital Management, L.P.,
its investment manager

By:    Apollo Capital Management GP, LLC,
its general partner

By: /s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory

MIDCAP FINANCIAL TRUST,
as a Lender

By:     Apollo Capital Management, L.P.,
its investment manager

By:    Apollo Capital Management GP, LLC,
its general partner

By: /s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory

LENDERS:
APOLLO INVESTMENT CORPORATION,
as a Lender

By: Apollo Investment Management, L.P., as Advisor
By: ACC Management, LLC, as its General Partner
By:      /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

BORROWERS:	BIOMIMETIC THERAPEUTICS LLC, as a Borrower By: /s/ Lance A. Berry Name: Lance A. Berry Title: Treasurer
BIOMIMETIC THERAPEUTICS USA, INC., as a Borrower By: /s/ W. Dean Morgan Name: W. Dean Morgan Title: Vice President
ORTHOHELIX SURGICAL DESIGNS, INC., as a Borrower By: /s/ W. Dean Morgan Name: W. Dean Morgan Title: Treasurer
TORNIER US HOLDINGS, INC., as a Borrower By: /s/ W. Dean Morgan Name: W. Dean Morgan Title: Treasurer
TORNIER, INC., as a Borrower By: /s/ W. Dean Morgan Name: W. Dean Morgan Title: Treasurer

TROOPER HOLDINGS INC., as a Borrower By: /s/ W. Dean Morgan Name: W. Dean Morgan Title: Treasurer
WRIGHT MEDICAL TECHNOLOGY, INC., as a Borrower By: /s/ W. Dean Morgan Name: W. Dean Morgan Title: Vice President, Tax and Treasury

WRIGHT MEDICAL GROUP, INC.,
as a Borrower
By:     /s/ Lance A. Berry
Name: Lance A. Berry
Title: Executive Vice President, Chief Financial and Operations Officer
CARTIVA, INC.,
as a Borrower
By:     /s/ Lance A. Berry
Name: Lance A. Berry
Title: President

GUARANTOR AND PARENT:	WRIGHT MEDICAL GROUP N.V. By: /s/ Lance A. Berry Name: Lance A. Berry Title: Executive Vice President, Chief Financial and Operations Officer